UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 4, 2026

(Date of earliest event reported)

GENCOR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11703	59-0933147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5201 North Orange Blossom Trail, Orlando, Florida 32810

(Address of principal executive offices) (Zip Code)

(407) 290-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 Par Value)	GENC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2026, Gencor Industries, Inc. (the “Company”) appointed Mr. Raymond Cole as the Company’s Interim Chief Financial Officer.

Mr. Cole, age 61, most recently served as a consultant to ECD Automotive Design, Inc. (“ECD Auto Design”) (NASDAQ: ECDA), an automotive restoration company, and the world’s largest Land Rover restoration company, from January 2025 to May 2026, assisting with specialty sales and business development. Previously, Mr. Cole served as the Chief Financial Officer of ECD Auto Design from May 2023 to October 2024, where Mr. Cole led and oversaw restructuring of the internal financial department and internal controls, the Company’s de-SPAC transaction, capital raises and two acquisitions. Mr. Cole also previously served as the Chief Executive Officer at LuckyJack, LLC from November 2020 to April 2023. Prior to this Mr. Cole was the Chief Operating Officer and Chief Financial Officer at Empowered Media, LLC, and was a Director at American Express. Mr. Cole began his career in the mergers and acquisitions groups at Salomon Smith Barney and JPMorgan Chase. Mr. Cole holds a master’s degree in business administration and finance from the Zicklin School of Business at Baruch College and a bachelor’s degree in economics from Fordham University. Mr. Cole also served as an adjunct professor at Berkeley College in NYC, and at the New York Institute of Finance, where he taught corporate finance. Mr. Cole has a consulting agreement with the Company, and his employment will be on an at-will basis at $32,500 per month.

There are no transactions between Mr. Cole or any member of his immediate family and the Company, or any of its subsidiaries, that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission. In addition, there are no family relationships between Mr. Cole and any current director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCOR INDUSTRIES, INC.

June 4, 2026	By:	/s/ Marc G. Elliott
Marc G. Elliott, President and Chairman of the Board